SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                         ---------------------------------


                                 Date of Report

                               September 26, 2002
                     (Date of earliest event reported)


                           BankAtlantic Bancorp, Inc.
              (Exact name of registrant as specified in its Charter)


                 Florida                              34-027228
--------------------------------------       -----------------------------
    (State of other jurisdiction or            (Commission File Number)
     incorporation or organization)



        1750 East Sunrise Blvd.                  33304
                                                 -----
        Ft. Lauderdale, Florida                 (Zip Code)
        -----------------------
(Address of principal executive offices)

                                   65-0507804
                            -----------------------
                       (IRS Employer Identification No.)




                                 (954) 760-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On October 2, 2002, BankAtlantic Bancorp, Inc. issued a press release announcing the sale of an aggregate of $35 million of trust preferred securities in two separate transactions on September 26 and September 27, 2002. The sales of the trust preferred securities were part of larger pooled trust preferred securities offerings and were not registered under the Securities Act of 1933. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.       Financial Statements and Exhibits


     (c)      Exhibits

              99.1               Press Release dated October 2, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      BANKATLANTIC BANCORP, INC.

                                                      By:/s/Mark Wendel
                                                      -----------------
                                                         Mark Wendel
                                                     Senior Vice President
                                                        - Controller


Dated: October 2, 2002

                                  EXHIBIT INDEX


Exhibit           Description

99.1                       Press Release dated October 2, 2002.

                                                                   EXHIBIT 99.1


BankAtlantic Bancorp Completes Issuance Of $35 Million Of Trust Preferred Securities

     FORT LAUDERDALE, Fla., Oct. 2 -- BankAtlantic Bancorp, Inc. (NYSE: BBX) parent company of BankAtlantic, Levitt Companies, and Ryan Beck & Co., announced today that it sold an aggregate of $35 million of trust preferred securities in two separate transactions on September 26 and September 27, 2002. The trust preferred securities pay interest quarterly at a floating rate equal to 3-month LIBOR plus 340 basis points. The securities are redeemable after September 2007 and are due September 2032. The net proceeds of approximately $34 million will be used primarily to refinance outstanding debt with interest rates ranging from 9% to 9.5%.

     These sales, each part of a larger pooled trust preferred securities offering, were not registered under the Securities Act of 1933 and, accordingly, the trust preferred securities may not be sold in the United States absent registration or an applicable exemption from registration requirements.

About BankAtlantic Bancorp:


     BankAtlantic Bancorp (NYSE: BBX) is a diversified financial services holding company and the parent company of BankAtlantic, Levitt Companies, and Ryan Beck & Co. Through these subsidiaries, BankAtlantic Bancorp provides a full line of products and services encompassing consumer and commercial banking, brokerage and investment banking, and real estate development. BankAtlantic Bancorp is one of the largest financial institutions headquartered in the State of Florida.


     BankAtlantic, "Florida's Most Convenient Bank," provides a comprehensive offering of banking services and products via its broad network of community branches throughout Florida and its online banking division -- BankAtlantic.com.


     Seven-Day Branch Banking -- Monday through Sunday. Saturday branch lobby hours are 8:30 A.M. - 3:00 P.M., and drive-thru hours are 7:30 A.M. - 6:00 P.M. Sunday branch lobby hours are 11:00 A.M. - 4:00 P.M., and drive-thru hours are 11:00 A.M. - 4:00 P.M. Extended branch lobby hours are 8:30 A.M. - 5:00 P.M., Monday through Wednesday, and 8:30 A.M. - 8:00 P.M., Thursday and Friday. Extended drive-thru hours are 7:30 A.M. - 8:00 P.M., Monday through Wednesday, and 7:30 A.M. - 8:00 P.M., Thursday and Friday.


Levitt Companies is the parent company of Levitt and Sons and Core Communities.


Levitt and Sons, America's oldest homebuilder and first to build planned suburban communities, currently develops single-family homes in its active adult residential developments throughout Florida.


     Core Communities develops master-planned communities in Florida, including its original and best known, St. Lucie West -- a 4,600-acre community with 4,000 built and occupied homes, 150 businesses employing 5,000 people and a university campus. New master-planned developments include Westchester, now under development on Florida's Treasure Coast in St. Lucie County, featuring 5,600 residences, a commercial town center and a world-class corporate park.


     Ryan Beck & Co. is a full-service broker dealer engaging in underwriting, market making, distribution, and trading of equity and debt securities. The firm also provides money management services, general securities brokerage, including financial planning for the individual investor, consulting and financial advisory services to financial institutions and middle market companies. Ryan Beck & Co. also provides independent research in the financial institutions, energy, healthcare, technology, and consumer product industries. Ryan Beck & Co. recently acquired certain assets and related entities from Gruntal & Co., LLC, including the acquisition of The GMS Group, LLC. The combined firm now has in excess of 600 retail account executives located in offices nationwide.

    For further information, please visit our websites:

     www.BankAtlantic.com
     --------------------
     www.LevittandSons.com
     ---------------------
     www.CoreCommunities.com
     -----------------------
     www.LevittCommercial.com
     ------------------------
     www.RyanBeck.com
     ----------------
     www.Cumber.com
     --------------
     www.GMSgroup.com
     ----------------

      To receive  future news  releases or  announcements  directly  via email,
please   access  the  e-News   banner  on  the   Investor   Relations   page  at
www.BankAtlantic.com. BankAtlantic Bancorp Contact Info:

     Investor Relations: Leo Hinkley, Tel: (954) 760-5317,
     Fax: (954) 760-5415, or InvestorRelations@BankAtlantic.com.
                             ----------------------------------

     Corporate Communications: Sharon Lyn, Tel: (954) 760-5402 or
     CorpComm@BankAtlantic.com.
     -------------------------

     Public Relations for BankAtlantic: Boardroom Communications,
     Tel: (954) 370-8999, Alison Steinberg: alison@boardroompr.com.
                                            ----------------------

     Matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control, and other factors detailed in reports filed by the Company with the Securities and Exchange Commission.